EXHIBIT 32.1

           CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE PERSON
       PERFORMING THE FUNCTIONS OF THE CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K for the period ended December 31, 2004 (the "Report") of Franklin Capital Corporation (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Milton "Todd" Ault III, as the Chief Executive Officer, and the person performing the functions as Chief Financial Officer of the Registrant, pursuant to 18 U.S.C. ss. 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, to the best of my knowledge, that:

      (1) the accompanying Form 10-K report for the period ending December 31, 2004 as filed with the U.S. Securities and Exchange Commission (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 30, 2005                       /s/ Milton "Todd" Ault III
                                            ------------------------------------
                                            Milton "Todd" Ault III
                                            Chairman and Chief Executive Officer